UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):	April 2, 2025
Shutterstock, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35669	80-0812659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Fifth Avenue, 20th Floor
New York, NY 10118
(Address of principal executive offices, including zip code)
(646) 710-3417
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SSTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.
As previously announced, on January 6, 2025, Shutterstock, Inc., a Delaware corporation (“Shutterstock”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Shutterstock, Grammy HoldCo, Inc., a Delaware corporation and a direct wholly owned subsidiary of Shutterstock (“HoldCo”), and Grammy Merger Sub One, Inc., Delaware corporation and a direct wholly owned subsidiary of HoldCo (“Merger Sub 1”), Getty Images Holdings, Inc., a Delaware corporation (“Getty Images”), Grammy Merger Sub 2, Inc., a Delaware corporation and wholly owned subsidiary of Getty Images (“Merger Sub 2”), and Grammy Merger Sub 3, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Getty Images (“Merger Sub 3”), pursuant to which, subject to the terms and conditions set forth therein, (a) Merger Sub 1 will be merged with and into Shutterstock, with Shutterstock surviving such merger as a wholly owned subsidiary of HoldCo (the “First Merger”), immediately followed by a conversion of Shutterstock into a Delaware limited liability company (the “LLC Conversion”); (b) Merger Sub 2 will be merged with and into Holdco (the “Second Merger”), with HoldCo surviving the Second Merger as a wholly owned subsidiary of Getty Images; and (c) immediately after the Second Merger, HoldCo will be merged with and into Merger Sub 3 (the “Third Merger”, together with the First Merger, the LLC Conversion and the Second Merger, the “Transactions”), with Merger Sub 3 surviving the Third Merger as a wholly owned subsidiary of Getty Images. Shutterstock will hold a special meeting of stockholders to consider certain proposals related to the Merger Agreement as further described in the preliminary information statement and proxy statement/prospectus, as included in a registration statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2025 (File No.333-286241) (the “Registration Statement”).

On April 2, 2025, Shutterstock and Getty Images each received a Request for Additional Information and Documentary Material (the “Second Request”) from the U.S. Department of Justice (the “DOJ”) in connection with the Transactions.

The Second Request was issued under notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). The effect of the Second Request is to extend the waiting period imposed by the HSR Act until 30 days after Shutterstock and Getty Images have substantially complied with the request, unless that period is extended voluntarily by the parties or terminated sooner by the DOJ.

Shutterstock and Getty Images intend to continue working cooperatively with the DOJ and other non-US regulators to obtain regulatory clearance for the Transactions as expeditiously as possible. The Transactions remains subject to Shutterstock stockholder approval as well as other customary closing conditions.

Both parties continue to expect the Transactions to close in the second half of 2025.

A copy of a press release, dated April 2, 2025, announcing the Second Request is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Additional Information about the Transactions and Where to Find It
In connection with the proposed Transactions, Getty Images filed with the SEC the Registration Statement, which constitutes a preliminary proxy statement of Shutterstock, a preliminary information statement of Getty Images and a preliminary prospectus with respect to Getty Images’ shares of Class A common stock to be issued in the proposed Transactions (the “information statement and proxy statement/prospectus”). Each of Getty Images and Shutterstock may also file with or furnish to the SEC other relevant documents regarding the proposed Transactions. This filing is not a substitute for the definitive information statement and proxy statement/prospectus or any other document that Getty Images or Shutterstock may file with or furnish to the SEC. The definitive information statement and proxy statement/prospectus (if and when available) will be mailed to stockholders of Getty Images and Shutterstock. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE INFORMATION STATEMENT AND PROXY STATEMENT/PROSPECTUS (WHEN AVAILABLE) AND ALL OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH OR FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the information statement and proxy statement/prospectus (if and when available) and other documents containing important information about Getty Images, Shutterstock and the proposed Transactions, once such documents are filed with or furnished to the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with or furnished to the SEC by Getty Images will be available free of charge on Getty Images’ website at investors.gettyimages.com. Copies of the documents filed with or furnished to the SEC by Shutterstock will be available free of charge on Shutterstock’s website at investor.shutterstock.com.

Participants in the Solicitation
This Form 8-K is not a solicitation of proxies in connection with the proposed Transactions. Getty Images, Shutterstock and certain of their respective directors and executive officers and other members of their respective management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information about the directors and executive officers of Getty Images, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Getty Images’ Form 10-K for the year ended December 31, 2024 filed with the SEC on March 17, 2025 and in the information statement and proxy statement/prospectus. Information about the directors and executive officers of Shutterstock, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Shutterstock’s Form 10-K for the year ended December 31, 2024 filed with the SEC on February 25, 2025, as amended by Amendment No. 1 to such Form 10-K filed with the SEC on March 28, 2025. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the information statement and proxy statement/prospectus and other relevant materials to be filed with or furnished to the SEC regarding the proposed Transactions. You may obtain free copies of these documents using the sources indicated above.

No Offer or Solicitation
This Form 8-K is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements
The statements in this Form 8-K include forward-looking statements concerning Getty Images, Shutterstock, the proposed Transactions described herein and other matters. All statements, other than historical facts, are forward-looking statements. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, financings or otherwise, based on current beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur or the timing thereof. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “could,” “might,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” “designed,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary. The forward-looking statements in this Form 8-K relate to, among other things, obtaining applicable regulatory approvals on a timely basis or otherwise and the expected timing of the Transactions. Important factors that could cause actual results to differ materially from such forward-looking statements include, among other things: failure to obtain applicable regulatory or stockholder approvals in a timely manner or otherwise; interloper risk; failure to satisfy other closing conditions to the Transactions or to complete the Transactions on anticipated terms and timing (or at all); negative effects of the announcement of the Transactions on the ability of Shutterstock or Getty Images to retain and hire key personnel and maintain relationships with customers, suppliers and others who Shutterstock or Getty Images does business, or on Shutterstock or Getty Images’ operating results and business generally; risks that the businesses will not be integrated successfully or that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth, as expected (or at all), or that such benefits may take longer to realize or may be more costly to achieve than expected; the risk that disruptions from the Transactions will harm business plans and operations; risks relating to unanticipated costs of integration; significant transaction and/or integration costs, or difficulties in connection with the Transactions and/or unknown or inestimable liabilities; restrictions during the pendency of the Transactions that may impact the ability to pursue certain business opportunities or strategic transactions; potential litigation associated with the Transactions; the potential impact of the consummation of the Transactions on Getty Images’, Shutterstock’s or the combined company’s relationships with suppliers, customers, employers and regulators; demand for the combined company’s products; potential changes in the Getty Images stock price that could negatively impact the value of the consideration offered to the Shutterstock stockholders; the occurrence of any event that could give rise to the termination of the proposed Transactions; and Getty Images’ ability to complete any refinancing of its debt or new debt financing on a timely basis, on favorable terms or at all. A more fulsome discussion of the risks related to the proposed Transactions is included in the preliminary information statement and proxy statement/prospectus. For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the section captioned “Risk Factors” in each of Getty Images’ and Shutterstock’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward looking statements. While the list of factors presented here is, and the list of factors presented in the preliminary information statement and proxy statement/prospectus are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither Getty Images nor Shutterstock assumes, and each hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.
(d)   Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release, dated April 2, 2025

104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERSTOCK, INC.

Dated: April 2, 2025	By:	/s/ Rik Powell
Rik Powell
Chief Financial Officer
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